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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the use in this Registration Statement on Form SB-2, Amendment No. 4 of our report dated March 6, 2000 relating to the financial statements of VidKid Distribution, Inc. for the years ended December 31, 1999 and 1998 and the reference to our firm under the caption "Experts" in this Registration Statement.

Feldman Sherb & Co., P.C.
Certified Public Accountants


New York, New York
January 31, 2001